1933 Act File No.: 33-36065
                                                    1940 Act File No.: 811-6673

                       Securities and Exchange Commission
                              Washington, DC 20549


                                    Form N-1A

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 6


                                     and/or

                  REGISTRATION UNDER THE INVESTMENT ACT OF 1940


                                 Amendment No. 8




                            THE PARNASSUS INCOME FUND

               (Exact Name of Registrant as Specified in Charter)

                                   One Market
                           Steuart Tower - Suite #1600
                             San Francisco, CA 94105

                     (Address of Principal Executive Office)

        Registrant's Telephone Number including Area Code: (415) 778-0200

                                Jerome L. Dodson
                                   One Market
                           Steuart Tower - Suite #1600
                             San Francisco, CA 94105


                     (Name and Address of Agent for Service)



   It is proposed that this filing will become effective on May 1, 1997 pursuant to paragraph (b) of Rule 485.


   Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 and the Rule 24f-2 notice for issuer's fiscal year ending December 31, 1996 was filed on February 10, 1997.



                            THE PARNASSUS INCOME FUND
                              Cross Reference Index

         ITEM                               REFERENCE

Part A.  Information Required in a Prospectus

Item 1.  Cover Page                         Cover Page
Item 2.  Synopsis; Fee Information          Fund Expenses (p.2)
Item 3.  Financial Highlights               Financial Highlights (p.3)
Item 4.  General Description of             Investment Objective (p.5)
         Registrant                         Other Investment Policies (p.10);
                                            General Information (p.19)
Item 5.  Management of the Fund             Management (p.13); The Adviser(p.14)
                                            General Information (p.19)
Item 6.  Capital Stock and other            Dividends and Taxes (p.17);
         Securities                         How to Purchase Shares (p.14)
                                            Management (p.13)
Item 7.  Purchase of Securities Being       How to Purchase Shares (p.14)
         Offered
Item 8.  Redemption or Repurchase           How to Redeem Shares (p.16)
Item 9.  Legal Proceedings                  None

Part B   Information Required in a Statement of Additional Information

Item 10. Cover Page                         Cover Page (B-1)
Item 11. Table of Contents                  Table of Contents (B-1)
Item 12. General Information & History      General (B-14)
Item 13. Investment Objective & Policies    Investment Objectives
                                                  & Policies (B-2)
Item 14. Management of the Registrant       Management (B-8)
Item 15. Control Person & Principal         Control Persons (B-9)
              Holders of Securities
Item 16. Investment Advisory & Other        The Adviser (B-11)
              Services
Item 17. Brokerage Allocation & Other       The Adviser (B-11); Portfolio
              Practices                     Transactions and Brokerage (B-11)
Item 18. Capital Stock & Other Securities   General (B-14)
Item 19. Purchase, Redemption & Pricing     Net Asset Value (B-13)
              of Securities Being Offered
Item 20. Tax Status                         Prospectus (p.17)
Item 21. Underwriters                       Portfolio Transactions and
                                            Brokerage (B-11)
Item 22. Calculation of Performance Data    Performance Advertising and
                                            Calculation of Total Return
                                            and Yield (B-10); Yield of
                                            Fixed-Income and California
                                            Tax-Exempt Portfolio (B-10);
                                            Effective Yield (B-10)
Item 23. Financial Statements               Financial Statements (B-15)

THE PARNASSUS INCOME FUND


PROSPECTUS-MAY 1, 1997


   The Parnassus Income Fund (the "Fund") is a "no load," diversified, open-end series management investment company managed by Parnassus Investments (the "Adviser"). The Adviser chooses the Fund's investments for all portfolios according to social standards described in this Prospectus. In general, the Adviser will choose investments that it believes will have a positive social impact.

   The Fund has three portfolios. The Balanced Portfolio invests in both stocks and bonds and its investment objective is both current income and capital gains. The Fixed-Income Portfolio invests primarily in bonds and other fixed-income investments and its investment objective is current income and preservation of capital. The California Tax-Exempt Portfolio (for California residents only) has as its investment objective a high level of current income exempt from federal and California personal income taxes consistent with prudent investment management.


   This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information (SAI) dated May 1, 1997 containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by calling the Fund at (800) 999-3505.


TABLE OF CONTENTS
-------------------------------------------------------------------------------
Fund Expenses                        2     Management                        13
Financial Highlights                 3     The Adviser                       14
The Legend of Mt. Parnassus          4     How to Purchase Shares            14
Investment Objective and Policies    5     How to Redeem Shares              16
Other Investment Policies           10     Dividends and Taxes               17
Performance Information             11     General Information               19

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND EXPENSES

The following table illustrates all expenses and fees that a shareholder of the Fund will incur.

   SHAREHOLDER TRANSACTION EXPENSES
   -----------------------------------------------------------------------------
                                                                      CALIFORNIA
                                             BALANCED   FIXED-INCOME  TAX-EXEMPT
                                             PORTFOLIO    PORTFOLIO    PORTFOLIO
   -----------------------------------------------------------------------------
   Maximum Sales load Imposed on Purchases
       (as a percentage of offering price)     None         None         None
   Redemption Fees                             None         None         None



   ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   ----------------------------------------------------------------------------
   Management Fees (after fee waiver)           0.50%       0.10%        0.20%
   12b-1 Fees                                   None        None         None
   Other expenses (after expense reimbursement) 0.65%       0.83%        0.51%
   Total Fund Operating Expenses                1.15%*      0.93%*       0.71%*


   The purpose of this table is to assist the investor in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The following example illustrates the expenses that you would pay on a $1000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.


                                    ONE YEAR  THREE YEARS  FIVE YEARS  TEN YEARS
                                    --------  -----------  ----------  ---------
   Balanced Portfolio                 $12        $37          $63        $140
   Fixed-income Portfolio               9         30           51         114
   California Tax-Exempt Portfolio      7         23           40          88

   The expenses shown above are cumulative--not ones you pay every year. For example, the $140 figure for ten years with the Balanced Portfolio is not the annual expense, but the total cumulative expenses a shareholder would have paid for the entire ten-year period. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.


   From time to time, the Fund may direct brokerage commissions to firms that may pay certain expenses of the Fund subject to "best execution." This is done only when brokerage costs are reasonable and the Fund determines that the reduction of expenses is in the best interest of the shareholders. See page B-11 of the SAI for more information. Since this happens on an irregular basis, the effect on the expense ratios cannot be calculated with any degree of certainty.


   * The Fund compensates Parnassus Investments for its services as Transfer Agent and Accounting Agent in the form of fixed fees, which are not based upon a percentage of the average net assets of the Fund. The Adviser has agreed to reduce its management fee to the extent necessary to limit total operating expenses to 1.25% of net assets for the Balanced Portfolio and 1.00% of net assets for the Fixed-Income and California Tax-Exempt Portfolios. For 1996, Parnassus Investments reduced its fees and reimbursed expenses so that the expense ratios were even lower than these limits. Had there been no expense reimbursement or fee waiver, total expense ratios for the Balanced, Fixed-Income and California Tax-Exempt Portfolios would have been 1.40%, 1.33% and 1.00% respectively.



FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
   Selected data for each share of capital stock outstanding,  total return and ratios/supplemental data the years ended December 31, 1996,  1995,  1994, 1993 and seven month period ended December 31, 1992 are as follows:
-------------------------------------------------------------------------------------------------------------
Balanced Portfolio                           1996           1995           1994           1993           1992
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period      $19.58         $15.70         $17.46         $16.17         $0.00
                                             -----          -----          -----          -----         -----
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                      0.98           0.88           0.80           1.20          0.17
   Net realized and unrealized gain
               (loss) on securities           0.37           3.93          (1.75)          1.36         16.15
                                             -----          -----          -----          -----         -----
     Total from investment operations         1.35           4.81          (0.95)          2.56         16.32
                                             -----          -----          -----          -----         -----
DISTRIBUTIONS:
   Dividends from net investment income      (0.97)         (0.90)         (0.81)         (1.21)        (0.15)
   Distributions from net realized gain
                       on securities         (1.40)         (0.03)          0.00          (0.06)         0.00
                                             -----          -----          -----          -----         -----
    Total distributions                      (2.37)         (0.93)         (0.81)         (1.27)        (0.15)
                                             -----          -----          -----          -----         -----
Net asset value at end of period            $18.56         $19.58         $15.70          $17.46       $16.17
                                             -----          -----          -----          ------        -----
TOTAL RETURN *                               7.09%          31.13%        (5.39%)         15.91%        8.58%

RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
                 assets (actual)**           0.80%           0.72%         0.83%           0.81%        0.00%
  Decrease reflected in the above
     expense ratios due to undertakings
     by Parnassus Investments                0.60%           0.82%         0.88%           1.24%        1.14%
  Ratio of net investment income to
     average net assets                      4.56%           4.76%         5.15%           4.94%        2.44%
   Portfolio turnover rate                  47.80%          15.36%         6.50%          33.40%       23.54%
Average commission per share***             $0.069            .-             .-             .-            .-
Net assets, end of period (000's)          $33,362         $26,779       $17,087         $11,542       $3,241


-------------------------------------------------------------------------------------------------------------
Fixed-Income Portfolio                       1996           1995           1994           1993           1992
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period      $15.73         $13.79         $15.89         $15.33         $0.00
                                             -----          -----          -----          -----         -----
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                      0.92           0.95           1.02           1.03          0.36
   Net realized and unrealized gain
     (loss) on securities                    (0.31)          1.95          (2.08)          0.57         15.32
                                             -----          -----          -----          -----         -----
     Total from investment operations         0.61           2.90          (1.06)          1.60         15.68
                                             -----          -----          -----          -----         -----
DISTRIBUTIONS:
  Dividends from net investment income       (0.91)         (0.96)         (1.04)         (1.03)        (0.35)
  Distributions from net realized
    gain on securities                        0.00           0.00           0.00          (0.01)         0.00
                                             -----          -----          -----          -----         -----
    Total distributions                      (0.91)         (0.96)         (1.04)         (1.04)        (0.35)
                                             -----          -----          -----          -----         -----
Net asset value at end of period            $15.43         $15.73         $13.79         $15.89        $15.33
                                             -----          -----          -----          -----         -----
TOTAL RETURN *                               4.08%         21.58%         (6.76%)        10.59%         2.87%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net
     assets (actual)**                       0.83%          0.90%          0.81%          0.68%         0.00%
   Decrease reflected in the above
     expense ratios due to undertakings
     by Parnassus Investments                0.50%          0.73%          0.98%          1.00%         1.18%
   Ratio of net investment income to
     average net assets                      5.98%          6.20%          7.00%          6.43%         3.20%
   Portfolio turnover rate                   2.80%         12.10%          5.20%         10.90%        15.29%
Net assets, end of period (000's)           $8,384         $6,585         $4,545         $4,160        $2,093


-------------------------------------------------------------------------------------------------------------
California Tax-Exempt Portfolio              1996           1995           1994           1993           1992
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period      $16.06         $14.28         $16.10         $15.06        $ 0.00
                                             -----          -----          -----          -----         -----
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                      0.80           0.82           0.80           0.77          0.19
   Net realized and unrealized gain
     (loss) on securities                    (0.06)          1.78          (1.81)          1.16         15.05
                                             -----          -----          -----          -----         -----
     Total from investment operations         0.74           2.60          (1.01)          1.93         15.24
                                             -----          -----          -----          -----         -----
DISTRIBUTIONS:
   Dividends from net investment income      (0.78)         (0.82)         (0.81)         (0.78)        (0.18)
   Distributions from net realized
          gain on securities                  0.00           0.00           0.00          (0.11)         0.00
                                             -----          -----          -----          -----         -----
        Total distributions                  (0.78)         (0.82)         (0.81)         (0.89)        (0.18)
                                             -----          -----          -----          -----         -----
Net asset value at end of period            $16.02         $16.06         $14.28         $16.10        $15.06
                                             -----          -----          -----          -----         -----
TOTAL RETURN *                                4.78%         18.60%        (6.36%)         13.03%         1.70%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net
     assets (actual)**                        0.54%          0.50%          0.39%          0.48%         0.00%
   Decrease reflected in the above
     expense ratios due to undertakings
     by Parnassus Investments                 0.46%          0.69%          0.87%          0.99%         2.10%
   Ratio of net investment income to
     average net assets                       4.96%          5.30%          5.37%          4.89%         2.10%
   Portfolio turnover rate                    0.00%         13.10%         12.00%         20.46%         0.00%
Net assets, end of period (000's)            $5,835         $4,483         $3,902         $3,256        $1,061


*   1992 ratios relfect returns for seven months of operation and are not annualized.

**  Parnassus  Investments has agreed to a 1.25% limit on expenses for the Balanced Portfolio and 1% for the Fixed-Income and California  Tax-Exempt  Portfolios (See Note 5 for details).  Certain fees were waived for years for the years ended December 31, 1996,1995, 1994 and 1993. All expenses were waived for the  seven-month  period ended  December 31,  1992;  therefore,  the actual ratio of expenses to average net assets for each portfolio was 0%.

*** Average  commission rate is calculated for the periods  beginning  January 1, 1996 and applies only to portfolios with equity holdings.



Note: This information is taken from audited financial statements that were published in the Fund's annual reports and was audited by Deloitte & Touche LLP.


THE LEGEND OF MT. PARNASSUS
--------------------------------------------------------------------------------
   Parnassus is a mountain in central Greece whose twin peaks rise more than 8,000 feet above sea level. A dense forest covers the slopes of Mt. Parnassus, but the summit is rocky and, most of the time, covered with snow. The mountain plays a prominent role in Greek mythology because on its southern slope, overlooking the Gulf of Corinth, lies Delphi, site of the famous oracle.

   Originally, the oracle belonged to Gaia, the earth goddess. Later, Mother Earth was worshipped under the name Delphyne and she controlled the oracle along with her serpent-son, Python, and her priestess-daughters who controlled the rites. Eventually, the Greek god, Apollo, took over the site, doing away with Python, but keeping the priestesses.

   The most "Greek" of the gods, Apollo represented enlightenment and civilization and presided over the establishment of cities. Identified with the development of Greek codes of law, Apollo was also the god of light, a master musician and a skilled archer. Legend has it that Python, an enormous serpent raised in the caves of Mt. Parnassus, controlled the site of Delphi. When

Apollo, representing civilization, challenged Python, representing anarchy, there was a heroic struggle, but the god finally killed the dragon by shooting a hundred arrows into its body.

   There were many oracles in ancient Greece, but only the one at Delphi achieved a record of reliability. Apollo's temple at Delphi soon became an enormous storehouse of treasures that were gifts of those who had consulted the oracle.

   The oracle communicated through the voice of a priestess who spoke while in a trance. The priests of Delphi, who interpreted the sayings of the priestess, obtained a great deal of knowledge and information from talking to the people who came from all over the Greek world to consult at the shrine of Apollo. Quite often, the oracle went against the prevailing wisdom of the time and frequently, the proud were humbled and the lowly were justified.


INVESTMENT OBJECTIVE AND POLICIES
-------------------------------------------------------------------------------

SOCIAL POLICY

   The Adviser will look for certain social policies in the companies in which it invests. These social policies are: (1) treating employees fairly (2) sound environmental protection policies (3) a good equal employment opportunity policy
(4) quality products and services (5) sensitivity to the communities where they operate and (6) ethical business practices. Obviously, no company will be perfect in all categories, but the Adviser will make value judgements in deciding which companies best meet the criteria. The Adviser will also consider social factors other than these six (as discussed under the investment objectives of each of the three portfolios).

   Although the Fund will emphasize positive reasons for investing in a company, our operating policies call for excluding companies that manufacture alcohol or tobacco products or are involved with gambling. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

   The social criteria of the Parnassus Income Fund limit the availability of investment opportunities. However, the Trustees and the Adviser believe that there are sufficient investments available that can meet the Fund's social criteria and still provide a competitive rate of return.


BALANCED PORTFOLIO

   The primary objective of the Balanced Portfolio is current income and capital preservation. Capital appreciation is a secondary objective. The Fund will try to achieve this objective by investing in a diversified portfolio of fixed-income and equity securities. There is no predetermined allocation of assets for the Balanced Portfolio. The Adviser will determine the mix of investments depending upon its view of the economic outlook and market conditions. This portfolio will, however, maintain at least 25% of its assets in fixed-income securities at all times.

   The Balanced Portfolio may invest in both common and preferred stocks as well as securities that are convertible into these instruments. A common stock issue selected for this portfolio, however, must pay a dividend at least equal to that paid by the average stock in the S&P 500. Issuers of equity securities must meet the social criteria stated in this prospectus.

   The Balanced Portfolio will have the same criteria for its fixed-income investments as the Fixed-income Portfolio. For details, see the description of the Fixed-income Portfolio below.

   The Balanced Portfolio may also invest up to 10% of its assets in community development loan funds such as those that provide financing for small business and low and moderate income housing. The Fund will not make loans to a project itself, but rather will invest money in an intermediary community loan fund. With projects having a strong, positive social impact, this portfolio may lend money at below market interest rates. Generally speaking, there will be no secondary market for these loans and thus, there will be no liquidity for these investments. Although the Fund may make concessions on interest rate and liquidity, no concessions will be made on standards of creditworthiness. In general, the Fund will work with community organizations that have had a successful record in making these kinds of loans.



RISK FACTORS

   As with all investments, there are a number of risk factors associated with the Balanced Portfolio. The equity portion of the Balanced Portfolio poses a risk in that an individual enterprise may fall on hard times and operate with little or no profits; this would depress the price of its stock. There are also risks associated with the economic cycle (e.g. a recession) as well as market risks that might sharply reduce the valuation of all stocks or stocks in a specific industry. Since the Balanced Portfolio will invest only in stocks that pay a dividend, the equity portion of the portfolio will be invested in larger, more mature companies. These companies tend to be safer and less volatile than those companies that don't pay a dividend.

   With preferred stock and higher-yielding common stocks such as utilities, a major risk will be increased interest rates that will decrease the market value of the securities in question. For a fuller description of interest rate risk, see the Risk Factors section under Fixed-income Portfolio. The discussion of risk factors in that section also applies to the fixed- income portion of the Balanced Portfolio.

   There are also special risks involved with community development loans which may comprise as much as 10% of this portfolio. These loans do not have liquidity and community loan funds don't have the same kind of financial resources as do large commercial enterprises. Moreover, there is no publicly available track record for community loan funds so it is hard to assess the history of these kinds of loans. In fact, one of the social objectives of the Parnassus Income Fund is to establish a publicly available track record for community development loans.



FIXED-INCOME PORTFOLIO

   The investment objective of the Fixed-income Portfolio is a high level of current income consistent with safety and capital preservation. The Adviser will try to achieve this objective by investing in a diversified portfolio of bonds and other fixed-income instruments that are rated investment grade. "Investment grade" means receiving a rating within the four highest categories as determined by a nationally-recognized rating service such as Standard and Poor's Corporation or Moody's Investors Service. Securities in the lowest of these four categories are considered in-vestment grade, but they may have speculative elements about them. The Fixed-Income Portfolio will have at least 65% of its net assets in securities rated "A" or better. See the Appendix in the Statement of Additional Information for a description of bond ratings. Obligations issued or guaranteed by the United States Government, its agencies or instrumentalities need not have a rating.

   The fixed-income securities may be long-term, intermediate-term or short-term or any combination thereof, depending on market conditions. They may also have floating or variable interest rates. Securities in this Portfolio may include preferred stock, convertible preferred stock and convertible bonds.

   The Fixed-income Portfolio will invest only in investment grade securities. We will not invest in "high-yield" or "junk" bonds. Because of this emphasis on quality and safety, the yield may not be as high as it otherwise might be.

   One of the social objectives of this portfolio is long-term support for housing. In this regard, the Fund expects that a substantial portion of the Fixed-income Portfolio will be invested in obligations of the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"), the Federal National Mortgage
Association  (FNMA  or  "Fannie  Mae")  and  the  Government  National  Mortgage
Association (GNMA or "Ginnie Mae"). Other fixed-income securities that the Adviser may choose from that have a positive social impact include obligations of the Student Loan Marketing Association (higher education) and the Federal Farm Credit System (family farms). This Portfolio may also invest up to 10% of its assets in community development loan funds. See the section on the Balanced Portfolio for details.



RISK FACTORS

   The Adviser anticipates that the Fixed-income Portfolio's average weighted maturity will be between 5 and 20 years. Because of this relatively long maturity, the value of this portfolio will vary inversely with changes in interest rates. As interest rates go up, the net asset value (NAV) will go down and as interest rates drop, the NAV of this Portfolio will go up. The Fixed-income Portfolio is intended for investors who can accept the fact that there will be principal fluctuations. The NAV of the Portfolio may also be affected by things other than interest rates such as credit risk and general market factors.



CALIFORNIA TAX-EXEMPT PORTFOLIO

   The investment objective of the California Tax-Exempt Portfolio is to provide high current income exempt from both federal and California personal income tax while choosing a portfolio that will have a positive social and environmental impact. The Adviser will pursue this objective by investing in a diversified portfolio of tax-exempt, investment grade securities issued by California state and local governments and by other public authorities. This Portfolio is for California residents only. David Pogran is the portfolio manager for the California Tax-Exempt Portfolio.

   The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the taxing power of the issuer and considered the safest type of municipal bond. Revenue bonds are backed by the revenue from a specific project and may be backed by the credit and security of a private user. Investments in revenue bonds have more potential risk. While interest on private activity revenue bonds may be tax- exempt, it may be treated as a tax preference item for taxpayers subject to the alternative minimum tax. The California Tax-Exempt Portfolio will minimize its investment in such bonds and no more than 20% of the Portfolio's assets will be invested in bonds whose income is treated as a tax preference item under the federal alternative minimum tax.

   The Portfolio may also purchase a right to sell a security held by the Fund back to the issuer of the security or another party at an agreed upon price at any time during a stated period or on a certain date. These rights are referred to as "demand features" or "puts." The Portfolio may also purchase floating or variable rate obligations (including participations) as well as variable rate demand notes (VRDNs) which feature interest rates that float with an index and a "put" feature. For temporary purposes, the Portfolio may invest up to 10% of its assets in no-load, open-end investment companies which invest in tax-exempt securities with maturities of less than one year ("tax exempt money market funds") but the Portfolio will put no more than 5% of its assets into any one fund.

   Normally, the Portfolio will have all its assets invested in tax-exempt securities, but may temporarily invest in short-term taxable money market instruments. Temporary investments will be limited to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, prime commercial paper or deposits with federally-insured financial institutions.

   The California Tax-Exempt Portfolio will contain only investment grade securities, i.e. those that have been rated at the time of purchase in one of the four highest categories by Moody's, Standard & Poor's Corporation or Fitch Investors Service, or if unrated, being similar in quality, in the Adviser's opinion, to the top four categories. These are considered "investment grade" securities although bonds in the fourth highest category ("Baa") are regarded as having an adequate capacity to pay principal and interest, but with greater vulnerability to adverse economic conditions; they also have some speculative characteristics. (An Appendix to the Statement of Additional Information contains a description of the ratings of Moody's, Fitch and Standard & Poor's.) The Portfolio will not invest more than 20% of its total assets in securities rated in the fourth highest category. If the rating on an issue held by the Portfolio falls below investment grade after purchase, the Adviser will consider such an event in its evaluation of a specific security, but it will not necessarily result in an automatic sale of that security. The Portfolio does, however, have an operating policy that no more than 5% of its assets may consist of securities which were rated investment grade at the time of purchase, but subsequently drop below investment grade. Because the California Tax-Exempt Portfolio will emphasize safety and avoid junk bonds and other securities below investment grade, the yield may not be as high as it otherwise might be.

   Examples of activities which the Trustees have determined have a positive social and environmental impact include financing for schools, libraries, hospitals, mass transit, low and moderate income housing, pollution control facilities, renewable energy resources, energy conservation projects, park development and open space acquisition. The Portfolio will not finance activities with a negative social or environmental impact as determined by the Trustees and the Adviser. Examples of activities with a negative social or environmental impact include generating electricity from nuclear power, constructing freeways when mass transit is more appropriate and building large-scale dams or other water projects that encourage waste. For all activities not listed above, the Adviser will make a determination on a case-by-case basis as to whether or not the activity in question has a positive social and environmental impact.

   Some municipal securities (usually industrial development bonds) are issued to finance privately-operated sports facilities, convention centers, airports, parking structures, factories or commercial developments. In these situations, the Adviser will make decisions on a case-by-case basis as to the social value of the project in question. For example, the Adviser would probably refrain from investing in securities that financed a fast-food operation, but probably would invest in an issue used to construct a plant that provided substantial benefits to the local community and had no negative environmental consequences. In the case of a project benefiting a specific company, the Portfolio will apply the social criteria listed under the "Social Policy" heading in this Prospectus.

   In the case of a sports facility, it might have positive benefits such as jobs, community pride, economic development and family activities. On the other hand, a new sports facility might have negative environmental consequences or put too much demand on community financial resources for the benefit of a sports franchise owner to the detriment of more important community needs. Another important consideration in a sports stadium might be whether it encouraged public transit or caused more traffic jams. In all cases such as a sports facility where the Trustees have not determined whether an activity has a positive or negative social/environmental impact, the Adviser will balance all the relevant factors and make a determination if a given security meets the Fund's social criteria.

   As a fundamental policy, with respect to 75% of its net assets, the California Tax-Exempt Portfolio will not purchase a security if, as a result of the investment, more than 5% of its assets would be in the securities of any single issuer. (For this purpose, each political subdivision, agency or instrumentality and each multi-state agency which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the California Tax-Exempt Portfolio).


   Under normal circumstances, the California Tax-Exempt Portfolio intends to invest 100% of its assets in California municipal obligations. As a matter of fundamental investment policy, the Port-folio will invest at least 80% of its assets in municipal obligations, the interest on which will be free from federal income taxation . As an operating policy, the Portfolio will invest at least 65 % of its assets in California municipal obligations. Usually, the Portfolio will substantially exceed these minimum requirements, but the Portfolio may invest up to 20% of assets in private activity bonds that may be subject to the federal alternative minimum tax.





RISK FACTORS


     Since the California Tax-Exempt Portfolio will invest primarily in California municipal securities, there are special risks involved because of recent changes in the State constitution and other laws that raise questions about the ability of State and municipal issuers to obtain sufficient revenue to pay their bond obligations. California voters have approved amendments to the State constitution which limit property taxes as well as the ability of taxing entities to raise other types of taxes. In addition, another constitutional amendment, popularly known as the Gann Initiative, limits increases in revenue appropriations. Federal legislative proposals have threatened the tax-exempt status or use of municipal securities. From mid-1990 to late 1993, California suffered the worst economic, fiscal and budget conditions since the 1930's. The weak economy lowered tax revenues and increased the need for social welfare expenditures causing recurring budget deficits. Due to budgetary and fiscal stress, between October 1991 and July 1994, ratings on the State's general obligation bonds were reduced from AAA to A by S&P, from Aaa to A1 by Moody's and from AAA to A by Fitch. As of June 30, 1996, the economic recovery that began in late 1993 has helped eliminate the State's budget deficit. In 1996, S&P and Fitch upgraded ratings on California's general obligation bonds from A to A+. The governor's budgets for 1996-1997 and 1997-1998 are balanced as proposed. However, these proposed budgets are based on revenue and expenditure assumptions. If these assumptions are not met, future budget deficits could materialize.

   The Portfolio will invest in securities with maturities of more than one year and the average maturity of all securities will usually be five years or more. If the Adviser determines that market conditions warrant a shorter average maturity, the Portfolio will be adjusted accordingly. Since the value of debt obligations typically varies inversely with changes in interest rates, the net asset value per share (NAV) of the Portfolio will also fluctuate in this manner. As interest rates go up, the NAV will go down and as interest rates drop, the NAV will go up. The California Tax-Exempt Portfolio is intended for investors who can accept the fact that there will be principal fluctuations. (See the Statement of Additional Information for a further discussion of risk factors involved with investing in California tax-exempt securities.)


OTHER INVESTMENT POLICIES
--------------------------------------------------------------------------------
   Under normal circumstances, each portfolio of the Fund will have its assets invested according to its stated investment objective. However, for temporary defensive purposes or pending the investment of the proceeds of sales of Fund shares or portfolio securities, all or part of the assets may be invested in money market instruments or in repurchase agreements. In these situations, the Fund's portfolios will not be following their investment objectives.

   Repurchase agreements involve the purchase by the Fund of debt securities and their resale at an agreed-upon price. In order to minimize risk, the Fund will enter into repurchase agreements only with recognized securities dealers and banks that present minimal credit risk and, in all instances, the agreements will be collateralized by U.S. Government securities with a value equal to the total repurchase price. Repurchase agreements are always for periods of less than one year and no more than 5% of a portfolio's assets may be invested in repurchase agreements.

   The Fund is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. An operating policy of the Fund or a Portfolio is one that can be changed by the Board of Trustees. Each investment policy set forth in this Prospectus is fundamental unless specifically described as an operating policy. The investment objective of each portfolio is a fundamental policy as are restrictions that provide that each portfolio may not: (i) with respect to 75% of a portfolio's net assets, invest more than 5% of the value of its net assets in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities);
(ii) with respect to 75% of a portfolio's net assets, purchase more than 10% of the outstanding voting securities or of any class of securities of any issuer;
(iii) invest more than 25% of the value of its total assets in securities of issuers in any one industry; or (iv) borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of each portfolio's total assets. (A portfolio may not make additional investments while any borrowings are outstanding.) It is possible for the Fund to make limited investments in the securities of other investment companies. See the Statement of Additional Information for more details on the Fund's investment restrictions.


   An operating (although not fundamental) policy of the Fund is that it should not make an investment if, thereafter, more than 15% of a portfolio's net assets would be illiquid. If the Fund finds itself with more than 15% of a portfolio's net assets so invested, it will take action to bring the portfolio's illiquid assets below 15%. Illiquid assets include: (i) those which are restricted, i.e. those which cannot be freely sold for legal reasons (which the Fund does not expect to own); (ii) fixed time deposits subject to withdrawal penalties (other than overnight time deposits); (iii) re-purchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase.



PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

YIELD OF PORTFOLIOS

   From time to time, the Balanced, the Fixed-income and the California Tax-Exempt Portfolios may advertise their yields including current yield, effective yield and tax equivalent yield. Current yield refers to the income generated by an investment over a specific time period which is then annualized (i.e. the amount of income generated during a seven-day period is assumed to be generated each week over a 52-week period and is shown as a percentage of the principal). Effective yield is calculated in a similar manner, but when annualized, the income earned from the investment is assumed to be reinvested. Effective yield differs from current yield because of the compounding effect of reinvestment.

   The California Tax-Exempt Portfolio may also advertise its tax equivalent yield. The Portfolio calculates this by taking the tax-exempt current (or effective) yield and dividing it by one minus the maximum income tax rate for California residents (both federal and state) and adding it to that portion (if any) of the Portfolio's yield that is not tax-exempt.

TOTAL RETURN

   The Balanced Portfolio, the Fixed-income Portfolio and the California Tax-Exempt Portfolio may each advertise "total return." Total return refers to the total change in value of an investment in the portfolio over a specific time period. It differs from yield in that yield figures measure only the income component of the Portfolio's investments while total return measures both income and any change in principal (net asset value). For more information on how we calculate yield and total return, please see the Statement of Additional Information.

   Total return is historical in nature and is not intended to indicate future performance. The Fund will quote total return for the most recent one-year period and the average annual total return will be quoted for the most recent five and ten-year periods, or for the life of the Portfolio, if shorter.



COMPARISON OF FUND PORTFOLIOS


   The Fund may also advertise its cumulative total return for prior periods and compare its performance to the performance of other selected mutual funds, selected market indicators such as the Standard & Poor's 500 stock index or non-market indices or averages of mutual fund industry groups.

   The Fund may quote its performance rankings and/or other information as published by recognized independent mutual funds statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in that category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expenses reimbursements.

   All Fund performance information is historical and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their orginal cost.


PERFORMANCE  FIGURES
----------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------------------------------------------------
                                                  BALANCED          FIXED-INCOME     CALIFORNIA TAX-EXEMPT
FOR PERIODS ENDING DECEMBER 31, 1996              PORTFOLIO           PORTFOLIO            PORTFOLIO
----------------------------------------------------------------------------------------------------------
One Year                                         7.09%                  4.08%                4.78%
Three Years                                      9.93%                  5.67%                5.18%
Life of Fund (date of inception was 9/1/92)     12.59%                  7.03%                6.94%


   The  Fund's  annual  report  contains  additional   performance   information
including a discussion by management. You may obtain a copy of the annual report without charge by calling or writing the Fund.


MANAGEMENT
--------------------------------------------------------------------------------
   The Fund's Board of Trustees decides on matters of general policy and supervises the activities of the Fund's Adviser. The Fund's officers conduct and supervise the daily business operations of the Fund. The Trustees and officers are listed below together with their principal occupations during at least the past five years.

   Jerome L. Dodson*, President and Trustee, is also President of the Parnassus Fund and of Parnassus Investments, the Adviser. From 1975 to 1982, Mr. Dodson served as President and Chief Executive Officer of Continental Savings of America. From 1982 to 1984, he was President and Trustee of Working Assets Money Fund and he also served as a Trustee from 1988 through 1991. He is a graduate of the University of California at Berkeley and of Harvard University's Graduate School of Business Administration. Mr. Dodson is the portfolio manager for both the Balanced Portfolio and the Fixed-Income Portfolio.

   Herbert A. Houston, Trustee, is the Chief Executive Officer of the Haight Ashbury Free Clinics, Inc. Previously, he worked as Development Director for the National Association for Sickle Cell Disease, Vice President of the Bay Area Black United Fund and as an executive for the Combined Federal Campaign and the United Way of the Bay Area. He is a graduate of California State University at Hayward and holds a Master's degree in Public Administration & Health Services from the University of Southern California.


   Howard M. Shapiro, Trustee, is a consultant to non-profit organizations specializing in marketing, fund-raising and organizational structure. Previously, he worked for 28 years in marketing, advertising and public relations. He is a Trustee of the Portland Art Museum, and President of the Portland Housing Authority. He has also served as a Director of the Social Investment Forum. Mr. Shapiro is a graduate of the University of Washington. He is no relation to Joan Shapiro.

   Joan Shapiro, Trustee, is Executive Vice President of The South Shore Bank of Chicago. She is a former President of The Social Investment Forum, the national trade association of the social investment movement. She is also a Director of the New Israel Fund and a Governor of International House at the University of Chicago. She is a graduate of Cornell University. Ms. Shapiro is no relation to Howard Shapiro.

   Howard Fong, Vice President and Treasurer, is also Vice President of the Parnassus Fund and of Parnassus Investments. Mr. Fong began his career as an examiner with the California Department of Savings and Loan. In 1979, he joined Continental Savings where he worked until 1988, most recently as Senior Vice President and Chief Financial Officer. He joined the Parnassus Fund in 1988. Mr. Fong graduated from San Francisco State University with a degree in business administration .


   Richard D. Silberman, Secretary, is an attorney specializing in business law. He has been general counsel to the Parnassus Income Fund since its inception. He holds bachelor's degrees in business administration and law from the University of Wisconsin and a Master of Laws from Stanford University. He is a member of both the Wisconsin and California Bars.


   David Pogran, Portfolio Manager, has managed the California Tax Exempt Portfolio since its inception in September 1992. He has been director of research at Parnassus Investments, since 1989. He received his MBA from the University of California at Berkeley, and his undergraduate studies were at the University of Wisconsin at Madison. Prior to receiving his MBA, David spent eight years in retail management.

   *Denotes  "interested  trustee" as defined in the  Investment  Company Act of
1940

THE ADVISER
--------------------------------------------------------------------------------

   Parnassus Investments (the "Adviser"), One Market-Steuart Tower #1600, San Francisco, California 94105 acts as investment adviser to the Fund subject to the control of the Fund's Board of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the Fund's portfolios. The Adviser has been the investment manager of the Parnassus Fund since 1985 and the Parnassus Income Fund since 1992.

   For its services, the Fund, under an Investment Advisory Agreement (the "Agreement") be-tween the Fund and the Adviser, pays the Adviser a fee, computed and payable at the end of each month, at the following annual percentages of each portfolio's average daily net assets; the Balanced Portfolio, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million. For the Fixed-income Portfolio and the California Tax-Exempt Portfolio, the fee is 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million.


   In addition to the fee payable to the Adviser, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including issuance on the payment of or reinvestment of dividends;
(viii) fees and expenses incident to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund;
(x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute, the Social Investment Forum or any successor; (xii) such nonrecurring expenses as may arise, including litigation affecting the Fund and the legal obligations which the Fund may have to indemnify its officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may consider research provided by brokerage firms or whether those firms sold shares of the Fund. See page B-11 of the SAI for more information on brokerage and portfolio transactions.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

DIRECT PURCHASE OF SHARES

   To purchase shares, an investor should complete and mail the application form along with a check payable to The Parnassus Income Fund. It should be sent to the Fund at the following address.

                            The Parnassus Income Fund
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

   An initial investment must be at least $2,000 except for certain employee benefit plans or tax qualified retirement plans (e.g. IRA, SEP) and accounts opened pursuant to the Uniform Gift to Minor's Act (UGMA) which have a $500 minimum. Subsequent investments for all accounts must be at least $50. With subsequent investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. If received before 1:00 p.m. San Francisco time, the investment will be processed at the net asset value calculated on the same business day it is received. If the investment is received after 1:00 p.m. San Francisco time, it will be processed the next business day.




OTHER INFORMATION

     The Fund also offers additional services to investors including plans for the systematic investment and withdrawal of money as well as IRA and SEP plans. Information about these plans is available from the Distributor.


     The minimum initial investment in the Fund is $2,000 and the minimum subsequent investment is $50, except for retirement plans, UGMA accounts, and Parnassus Automatic Investment Accounts (PAIP) which have a $500 minimum. The distributor reserves the right to reject any order.


     There is no sales charge for any portfolio of the Fund, but investors may be charged a transaction or other fee in connection with purchases or redemptions of Fund shares on their behalf by an investment adviser, a brokerage firm or other financial institution.


PURCHASES VIA PARNASSUS AUTOMATIC INVESTMENT PLAN (PAIP)

     After making an initial investment to open an account ($500 minimum), a shareholder may purchase additional shares ($50 minimum) via the Parnassus Automatic Investment Plan (PAIP). On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your Fund account on the day of your choice (3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. For further information, call the Fund and ask for the free brochure called "Automatic Investing and Dollar-Cost Averaging."

NET ASSET VALUE


   The Fund's net asset value per share is determined as of 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for trading ("business day") and on any other day that there is a sufficient degree of trading in investments held by the Fund to affect the net asset value. The net asset value may not be determined on any day that there are no transactions in shares of the Fund.


   The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of the Fund's portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. See the Statement of Additional Information for details.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


   You may sell or redeem your Fund shares by offering them for "repurchase" or "redemption" directly to the Fund. To sell your shares to the Fund (that is, to redeem your shares), you must send your instructions to the Fund at One Market-Steuart Tower #1600, San Francisco, California 94105. You may also send your redemption instructions by FAX to (415) 778-0228 if the redemption is less than $25,000. Your shares will be redeemed at the net asset value next determined after receipt by the Fund of your instructions in proper form. Give your account number and indicate the number of shares you wish to redeem. All owners of the account must sign unless the account application form states that only one signature is necessary for redemptions. All redemption checks must be sent to the address of record on the account. The Fund must have a change-of-address on file for 30 days before we send redemption or distribution checks to the new address. Otherwise, we require a signature guarantee or the check must be sent to the old address. If you wish to have the redemption proceeds sent by wire transfer or by overnight mail, there will be a charge of $10 per transaction. The Fund usually requires additional documents when shares are registered in the name of a corporation, agent or fiduciary or if you are a surviving joint owner. In the case of a corporation, we usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, we usually re-quire an authorizing document. In the case of a surviving joint owner, we usually require a copy of the death certificate. Contact the Fund by phone at (800) 999-3505 if you have any questions about requirements for redeeming your shares.


   If the Fund has received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Fund will promptly send you a check for the proceeds from the sale. Ordinarily, the Fund must send you a check within seven days unless the New York Stock Exchange is closed for days other than weekends or holidays. However, payment may be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the date of such purchase) necessary for the Fund to determine that the purchase check will be honored.

   EXCHANGE PRIVILEGES. The proceeds of a redemption of shares from a portfolio of the Fund can be used to purchase shares of another portfolio of the Fund. The proceeds of a redemption of shares from the Fund can also be used to purchase shares of the Parnassus Fund, but if no sales charge was paid on the shares being redeemed from the Income Fund, those shares will be subject to a sales charge when they are invested into the Parnassus Fund. If shares are redeemed from the Parnassus Fund and invested in the Income Fund, there will be no additional sales charge if those shares are transferred back into the Parnassus Fund.

   There is no limit on the number of or dollar amount of exchanges. The Fund reserves the right to modify or eliminate this exchange privilege in the future. The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale and an exchanging shareholder may, therefore, realize a taxable gain or loss.

   TELEPHONE TRANSFERS. Shareholders who elect to use telephone transfer privileges must so indicate on the account application form. The telephone transfer privilege allows a shareholder to effect exchanges from the Fund into an identically registered account in another one of the Parnassus Funds (e.g. The Parnassus Fund). Neither the Fund nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Fund and the transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Procedures may include one or more of the following: recording all telephone calls requesting telephone exchanges, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone exchange is made. The Fund and Parnassus Investments may be liable for any losses due to un-authorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transfers and may choose to make all exchanges in writing. The telephone exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.


   REDEMPTION OF SMALL ACCOUNTS. The Trustees may, in order to reduce the expenses of the Fund, redeem all of the shares of any shareholder whose account is worth less than $500 as a result of a redemption order. This will be done at the net asset value determined as of the close of business on the business day preceding the sending of such notice of redemption. The Fund will give shareholders whose shares are being redeemed 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.


DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

   The Balanced Portfolio normally declares and pays dividends from net investment income ("income dividends") on a quarterly basis. The Fixed-income Portfolio and the California Tax Exempt Portfolio normally declare and pay income dividends on a monthly basis. Dividends from long-term capital gains ("capital gains dividends") are paid once a year (usually in mid-December) for all portfolios of the Fund. Shareholders can have dividends paid in additional shares and reinvested or paid out in cash. If an investor purchases shares just before the dividend date, he or she will be taxed on the distribution even though it's a return of capital.


TAXATION OF THE FUND

   By paying out substantially all its net investment income (among other things), the Fund believes it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to continue to qualify and, if so, it will not pay income taxes on either its net investment income or on its capital gains. Instead, each shareholder will be responsible for his or her own taxes.

TAXATION OF SHAREHOLDERS

   For the Balanced Portfolio and the Fixed-income Portfolio, all dividends from net investment income together with distribution of short-term capital gains
(collectively, "income dividends") will be taxable as ordinary income to shareholders even though paid in additional shares. Any net long-term capital gains ("capital gains dividends") are taxable as such to shareholders. Tax-exempt shareholders, of course, will not be required to pay taxes on any amount paid to them. (This includes IRAs and other tax-deferred retirement accounts.) Annually, shareholders will receive on Form 1099 the dollar amount and tax status of all dividends received.


   The Fund may be required to impose backup withholding at a rate of 31% from any income dividend and capital gain distribution upon payment of redemption proceeds. Shareholders can eliminate any backup withholding requirements by furnishing certification of taxpayer identification numbers and reporting dividends.


   To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by the Fund, such dividends, in the hands of the Fund's corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction--only corporations.




CALIFORNIA TAX-EXEMPT PORTFOLIO

   This Portfolio is for California residents only. Dividends derived from interest on state and local obligations constitute "exempt-interest" dividends on which shareholders are not subject to federal income tax. To the extent that income dividends are derived from earnings attributable to California state and local obligations, they will be exempt from federal and California personal income tax. Such dividends may be subject to California franchise taxes and corporate income taxes if received by a corporation subject to such taxes.

   Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in federal alternative minimum taxable income for the purpose of determining liability (if any) for the alternative minimum tax (AMT) for individuals and for corporations.

   Dividends derived from taxable interest and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, are taxable to shareholders as a long-term capital gain regardless of how long their shares of the Portfolio have been held except that losses on certain shares held less than six months will be treated as long-term capital losses to the extent of the long-term capital gains dividends received on such shares.
   The Portfolio will notify shareholders each January as to the federal and California tax status of dividends paid during the previous calendar year.

GENERAL INFORMATION
--------------------------------------------------------------------------------

   The Fund was organized as a Massachusetts business trust on August 8,1990. The Declaration of Trust provides the Trustees will not be liable for errors of judgement or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. In matters pertaining to only one series of the Trust (i.e. one Portfolio), only holders of that series are entitled to vote, so matters that require the approval of outstanding shares must be approved by the holders of a majority of each series that will be affected by the matter. On issues related to the Fund as a whole, specifically including election of Trustees and ratification of the Fund's principal underwriter and selection of the Fund's independent public accountants, holders of all series will vote. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust provides that the Fund's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon written request of the record holders of ten percent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicant, mail at the applicants' expense the applicant's communication to all other shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of our outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of our outstanding shares. If not so terminated, the Fund will continue indefinitely.

   Deloitte & Touche LLP, 50 Fremont Street, San Francisco, CA 94105 has been selected as the Fund's independent auditors.

   Union Bank of California, 475 Sansome Street, San Francisco, CA 94111, has been selected as the custodian of the Fund's assets. Shareholder inquiries should be directed to the Fund.

   Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Fund's transfer agent and accounting agent. As transfer agent, Parnassus Investments receives a fee of $2.30 per account per month. As accounting agent, Parnassus Investments receives a fee of $50,000 per year. Jerome L. Dodson, the Fund's President, is the sole stockholder of Parnassus Investments.

INVESTMENT ADVISER
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105

LEGAL COUNSEL
Richard D. Silberman, Esq.
465 California Street #1020
San Francisco, California 94104

AUDITORS
Deloitte & Touche LLP
50 Fremont Street
San Francisco, California 94105

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco, California 94111

DISTRIBUTOR
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105

                            The Parnassus Income Fund
                                   One Market
                           Steuart Tower - Suite #1600
                             San Francisco, CA 94105
                                 (415) 778-0200





              STATEMENT OF ADDITIONAL INFORMATION DATED May 1, 1997





This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated May 1, 1997, a copy of which may be obtained by calling or writing the Fund at the address listed above.








                                TABLE OF CONTENTS

                                                              Cross-reference to
                                             Page             page in prospectus

Investment Objective and Policies            B-2                       5
   Investment Restrictions                   B-2                      10
   Repurchase Agreements                     B-4                      10
Special Risk Factors                         B-5                       6,7,9
Management                                   B-8                      13
Performance                                  B-9                      11
Net Asset Value                              B-13                     15
Shareholder Services                         B-13                     14
General                                      B-14                     19
Financial Statements                         B-15
Appendix                                     B-16

                       Investment Objectives and Policies

              The main investment objective of the Fund is to provide shareholders with current income by investing in securities that have a positive impact on society. The Fund offers investors a choice of three portfolios: a Balanced Portfolio, a Fixed-Income Portfolio and a California Tax-Exempt Portfolio. The Fund's Prospectus describes its strategy with respect to the composition of each portfolio.


Investment Restrictions
-----------------------

              The Fund has adopted the following restrictions (in addition to those indicated in the Prospectus) as fundamental policies which may not be changed without the approval of the holders of a "majority" (as defined in the Investment Company Act of 1940 [the "1940 Act"]) of the Fund's outstanding shares. A vote of the holders of a "majority" (as so defined) of the Fund's outstanding shares means a vote of the holders of the lesser of (i) 67% of the shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.


The Fund may not:

     (1) With respect to 75% of its total net assets, purchase the securities of any one issuer other than obligations of the U.S. Government, its agencies or instrumentalities, if as a result: (i) more than 5% of a portfolio's total net assets (taken at current value) would then be invested in securities of a single issuer or
              (ii) a portfolio would hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

     (2) Purchase any security if as a result any portfolio would have 25% or more of its net assets (at current value) would be invested in a single industry.

     (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

     (4) Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

     (5) Issue senior securities, borrow money or pledge its assets except that each portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The portfolio will not make additional purchases while any borrowings are outstanding.

     (6) Invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or officer or director of the Adviser owns more than one-half of 1% of the outstanding securities of such issuer and such officers and Trustees who own more than one-half of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     (7) Buy or sell commodities or commodity contracts including futures contracts or real estate, real estate limited partnerships or other interests in real estate although it may purchase and sell securities of companies which invest or deal in real estate.

     (8) Act as underwriter except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     (9) Make investments for the purpose of exercising a controlling influence over the management or policies of a company, except that the Fund may seek to influence the social policies of the companies it invests in.

     (10) Participate on a joint or joint and several basis in any trading account in securities.

     (11) Purchase any security restricted as to disposition under federal securities laws.

     (12) Invest in securities of other registered investment companies except that each portfolio may invest up to 10% of its assets (taken at current value) in money market funds, but no more than 5% of its assets in any one fund and no portfolio may own more than 3% of the outstanding voting shares of any one fund. The Adviser will waive its management fee on any portion of the Fund's assets that are invested in another registered investment company. This restriction, however, does not apply to a transaction that is a part of a merger, consolidation or other acquisition.

     (13) Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases although it may invest in the common stocks of companies which invest in or sponsor such programs.

     (14) Invest more than 5% of the Balanced Portfolio or more than 5% of the Fixed-Income Portfolio in foreign securities. The California Tax-Exempt Portfolio may not invest in foreign securities or currencies.

     (15) Purchase warrants, if as a result, a Portfolio would then have more than 5% of its total assets (taken at current value) invested in warrants. Included within that amount, but not to exceed 2% of the value of a Portfolio's assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

     (16) Make loans except through repurchase agreements. Each portfolio, though, may invest no more than 5% of its assets in repurchase agreements. The Balanced Portfolio and the Fixed-Income Portfolio, however, may lend up to 10% of each Portfolio's assets to community loan funds as described in the Prospectus. The Fund will not make loans directly to a project itself, but rather will invest in an intermediary community loan fund.

     (17) Invest more than 5% of the assets of any one portfolio in the securities of unseasoned issuers (i.e. those with less than three years of continuous operation).

Repurchase Agreements
---------------------

              The  Fund  may  purchase  the  following   securities  subject  to
repurchase agreements: certificates of deposit, certain bankers' acceptances and securities which are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time the Fund purchases a security, the Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities". The Adviser will consider the creditworthiness of any vendor of repurchase agreements and continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date.

           If there is a default, the Resold Securities constitute security for the repurchase obligation and will be promptly sold by the Fund. However, there may be delays and costs in establishing the Fund's rights to the collateral and the value of the collateral may decline. The Fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights.

          Repurchase agreements can be considered as loans "collateralized" by the Resold Securities (such agreements being defined as "loans" in the 1940 Act.) The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian either directly or through a securities depository.

         SPECIAL RISK FACTORS AFFECTING CALIFORNIA MUNICIPAL SECURITIES


              Changes in California could adversely affect the market values, marketability (the ability to sell or buy), or result in a default on municipal securities issued in the State. The economic condition of the State affects tax revenues and could have an adverse effect on municipal obligations. What follows is a discussion of some of the more important legal and financial trends. This discussion is based partly on information drawn from official prospectuses and statements of the State of California.


Limitations on Taxes and Appropriations
---------------------------------------

              Some municipal securities held in the portfolio may depend wholly or partially on property taxes as a revenue source for payment of interest and principal. Article XIIIA, popularly known as Proposition 13, limits ad valorem property taxes (property taxes based on the property's value) to 1% of full cash value of the property and limits increases in assessments to 2% per year except in the case of new construction or a change in ownership. However, if voters approve a bond issue, property taxes may be raised above the 1% level to pay debt service on that bond.


              In 1986, voters approved Proposition 62 which imposed limits on a locality's raising or levying general taxes. Major portions of this initiative were overturned in court soon after its passage in 1986. However, in September 1995, the California Supreme Court made a ruling supporting Proposition 62.


              Article XIIIB (known as the Gann Initiative), enacted in 1979 via a voter initiative, subjects State and local governments to annual spending limitations. These limitations are adjusted annually to reflect changes in cost of living and population and only apply to the appropriation of "proceeds of taxes." Spendable funds exempted from these appropriation limits include the proceeds of bond issues and revenue from user fees. Debt service on bonds issued prior to January 1, 1979 or subsequently authorized by voters is not subject to these limitations.

              Article XIIIB's appropriation limitations did not constrain most California governmental entities until the mid and late 1980's when many of these entities approached their Article XIIIB spending limits. The passage of Proposition 111 in 1990 allowed for greater increases in appropriation levels.

              In November 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute guaranteeing minimum State funding for K-12 school districts and community college districts at a level equal to the greater of (a) the same percentage of general fund revenues as the percentage appropriated to such districts in 1986-87 or (b) the amount actually appropriated to such districts from the general fund in the previous fiscal year adjusted for growth in enrollment and changes in cost of living.

              In June 1990, California voters approved Proposition 111 which allowed for some increase in appropriation levels, but provided that one-half of all revenues in excess of the state's appropriation limit must be allocated to public schools and community colleges. Since Proposition 98 and 111 allocated a minimum funding level to schools, this could potentially reduce the resources available for other State programs and put pressure on issuers of municipal obligations.


              In November 1996, voters approved Proposition 218. Proposition 218 further restricts the ability of local governments to levy special assessments or property-related fees without voter approval.

              Proposition 13, the Gann Initiative, Proposition 98, Proposition 111, and Proposition 218 were adopted as measures that qualified for the ballot pursuant to California's initiative process. Other initiatives or similar measures affecting the availability of revenue to pay California municipal obligations could be adopted in the future.

State Financial Condition
-------------------------

              State General Fund revenues are principally derived from California personal income tax (44% of total revenues), sales tax (35%), corporate tax (12%) and the gross premium tax on insurance (3%). All of these revenue sources can be affected by California's economic conditions.

              From mid-1990 to late 1993, California suffered the worst economic, fiscal and budget conditions since the 1930's. The weak economy lowered tax revenues and increased the need for social welfare expenditures causing recurring budget deficits. Due to budgetary and fiscal stress, between October 1991 and July 1994, ratings on the State's general obligation bonds were reduced from AAA to A by S&P, from Aaa to A1 by Moody's and from AAA to A by Fitch.

              Helped by the economic recovery that began in late 1993, the State's 1995-1996 budget was the first balanced budget since the late 1980's. In 1996, S&P and Fitch upgraded ratings on California's general obligation bonds from A to A+. The governor's budgets for 1996-1997 and 1997-1998 are balanced as proposed. However, these proposed budgets are based on revenue and expenditure assumptions. If these assumptions are not met, future budget deficits could re-occur.


              Since the passage of Proposition 13, property tax revenues received by local governments have dropped by over 50%. In response, the California Legislature has provided substantial additional revenue for local governments. Because of budgetary pressure and limits on allocations of tax revenues, California's state government has been shifting program responsibilities from the state to county and city governments. To date, most changes in program responsibilities from the state to local governments have been balanced with increases in funding. However, cuts in state aid that are not balanced by funding increases could hurt financially stressed local government entities, particularly counties. Certain California municipal securities may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. The proportion of the State's general fund that will be distributed in the future to counties, cities and their various entities, is unclear.

Revenues of Health Care Institutions
------------------------------------

              Certain California tax-exempt securities may be obligations which are payable solely from the revenues of health care institutions. Certain measures taken under federal or California law to reduce health care costs may adversely affect revenues of health care institutions and, consequently, payment on those municipal obligations.

Revenues Secured by Deeds of Trust
----------------------------------

              Some California municipal securities may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. An example would be bonds issued to finance low and moderate income housing. Because of provisions of California law, the effective minimum period for foreclosing on a mortgage could be in excess of seven months from the time of initial default. This delay could disrupt the flow of revenue available to an issuer for payment of debt service if such defaults occur with respect to a substantial number of mortgages or deeds of trust. Other aspects of California law could further delay foreclosure proceedings in the event of a default and disrupt payments on municipal obligations.

Assessment Bonds (Mello-Roos Bonds)
-----------------------------------

              Typically, these bonds are secured by land undeveloped as of the issuance. The plan is for the land to be developed using funds from the issuance. Declining real estate values or a drop in real estate sales activity can result in canceled or delayed development along with increased default risk. The special assessments or taxes securing these bonds are not the personal liability of the owner of the property assessed, so the lien on the property is the only security for these bonds. Furthermore, in the event of delinquency in payment of assessments or taxes on the properties involved, the issuer is not required to make payments on the bonds, except in some instances where there is a reserve account for bond payments.

Redevelopment Agency Debt
-------------------------

              "Tax Allocation" bonds issued by redevelopment agencies can be affected by property tax limitations because these bonds are secured by the increase in assessed valuation expected after a redevelopment project is completed. Should the project not be completed, perhaps because of a natural disaster like an earthquake, there could be no increase in assessed property values to pay off the bonds. Moody's and S&P stopped rating tax allocation bonds after the passage of Articles XIIIA and XIIIB, and since have only resumed rating selected bonds of this nature.

Seismic Activity
----------------

              California is a geologically active area subject to earthquakes. Any California municipal security could be adversely affected by a catastrophic earthquake. For example, a project might not be completed or might suffer an interruption in revenue-generating capacity, or property values might drop resulting in reduced tax assessments.


[paragraph omitted]

              The January 1994 Northridge (Los Angeles) earthquake caused an estimated $20 billion or more in property damage. The state's share of the loss after federal aid and insurance is estimated at $1.9 billion. Costs will be covered from the state's general fund and borrowing from the federal government. The state's ability to pay principal and interest on its bonds was not affected. Although isolated instances of damage to some bond-financed facilities occurred, reserves and insurance should be sufficient to ensure payment of principal and interest according to all the major credit rating agencies. No credit rating on any bond in the earthquake area was changed as a consequence of the Northridge earthquake.

Orange County Default
---------------------

              In December of 1994, Orange County declared bankruptcy after discovering that its Treasurer had invested in risky derivative securities which caused enormous losses to the county's investment fund. Estimates of the losses approximate $1.7 billion. This bankruptcy disturbed the California municipal bond market and the market value of uninsured Orange County bonds dropped sharply. Because the portfolio held no uninsured Orange County bonds, it was not substantially affected by the Orange County bankruptcy. However, other California municipalities may mismanage their investment funds and, in the future, they may also suffer losses which might have an effect on the Portfolio in that the market value of some municipal securities might drop substantially.


                                   MANAGEMENT

The Trustees and Officers of the Fund are as follows:

                                                                 Principal Occupation
Name and Address                   Position with Fund            During Past Five Years
----------------                   ------------------            --------------------------
Jerome L. Dodson*                  President and Trustee         President of the Parnassus
The Parnassus Income Fund                                        Fund and President and
One Market                                                       Director of Parnassus
Steuart Tower #1600                                              Investments since June of
San Francisco, CA 94105                                          1984; President and Trustee of
                                                                 Working Assets Money Fund from
                                                                 June 1982 until June 1984 and
                                                                 Trustee from June 1988 until
                                                                 December 1991. President of
                                                                 Continental Savings of America
                                                                 1976 until 1982.


Herbert A. Houston                 Trustee                       Chief Executive Officer of the
The Parnassus Income Fund                                        Haight Ashbury Free Clinics,
One Market                                                       Inc. 1987-Present; Development
Steuart Tower #1600                                              Director, National Association
San Francisco, CA 94105                                          for Sickle Cell Disease, 1983
                                                                 to 1987.
                                       B-8

Joan Shapiro                       Trustee                       Executive Vice President of
The Parnassus Income Fund                                        The South Shore Bank of
One Market                                                       Chicago.
Steuart Tower #1600
San Francisco, CA 94105

Howard Shapiro                     Trustee                       Consultant to non-profit
The Parnassus Income Fund                                        organizations specializing in
One Market                                                       marketing, advertising,  fund-
Steuart Tower #1600                                              raising and organizational
San Francisco, CA 94105                                          structure.

Richard D. Silberman               Secretary                     Attorney specializing in
465 California St., #1020                                        business law. Private
San Francisco, CA 94104                                          practice.

Howard Fong                        Vice President and            Senior Vice President and
The Parnassus Income Fund          Treasurer                     Chief Financial Officer of
One Market                                                       Continental  Savings of America
Steuart Tower #1600                                              from  1979  through  June of
San Francisco, CA 94105                                          1988;  Vice  President  and
                                                                 Treasurer of Parnassus
                                                                 Investments  since December of
                                                                 1988.



              The Fund pays each of its Trustees who is not affiliated with the Adviser or the Distributor annual fees of $1,500 in addition to reimbursement for certain out-of-pocket expenses.


*"Interested" Trustee as defined in the 1940 Act.

                                 CONTROL PERSONS


              As of March 31, 1997, the following shareholders owned more than 5% of the voting securities of the respective portfolios of the Fund. Charles Schwab & Co., owned 5.32% of the voting shares of the Balanced Portfolio. This account, though, represented many shareholders. The Mary Jan Engstrom Trust owned 9.90% and Side By Side Limited Partnership owned 8.85% of the Fixed-Income Portfolio. MIFLA & Co., a trust, owned 5.84% and Otis Cary & Alice Cary, Trustees owned 5.68% of the voting securities of the California Tax-Exempt Portfolio. Trustees and Officers of the Parnassus Income Fund owned less than 1% of the outstanding securities of the Balanced Portfolio, of the Fixed-Income Portfolio and of the California Tax-Exempt Portfolio.


                             PERFORMANCE ADVERTISING


              Each portfolio of the Fund may advertise "total return." The Fund calculates total return by taking the total number of shares purchased with a hypothetical $,000 investment, adding all additional shares purchased within the period with reinvested dividends, calculating the value of those shares at the end of the period and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account to calculate average annual total return during that period.


          Total return is computed according to the following formula:

                                        n
                                P(1 + T) = ERV


where P = a hypothetical initial payment of $1000, T = total return, n = number of years and ERV = ending redeemable value. Total return is historical information and is not intended to indicate future performance.


Yield of Balanced, Fixed-Income and California Tax-Exempt Portfolios
--------------------------------------------------------------------


              The Balanced,  Fixed-Income and California  Tax-Exempt  Portfolios
may also advertise their yield from time to time. Yield quotations are historical and are not intended to indicate future performance. Yield quotations refer to the aggregate imputed yield-to-maturity of each of the Portfolio's investments based on the market value as of the last day of a given thirty-day or one-month period less accrued expenses (net of reimbursements) divided by the average daily number of outstanding shares entitled to receive dividends times the net asset value on the last day of the period, compounded on a "bond equivalent," or semiannual basis. The yield is computed according to the following formula:
                                                6
                            Yield = 2 [(a-b + 1) - 1]
                                       ----
                                        cd



where a = dividends and interest earned during the period using the aggregate imputed yield to maturity for each of the Portfolio's investments as noted above: b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the net asset value per share on the last day of the period.

Effective Yield
---------------

              The  Portfolio  may  also  quote  a  tax  equivalent  yield  which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of our yield (computed as indicated above) which is tax-exempt by one minus the highest applicable income tax rate and adding the product to that portion of our yield that is not tax-exempt.

                                   THE ADVISER

              Parnassus Investments acts as the Fund's investment adviser. Under its contract with the Fund, the Adviser acts as investment adviser and subject to the supervision of the Board of Trustees, directs the investments of the Fund in accordance with its investment objective, policies and limitations. The
Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments and pays the salaries and fees of all officers and all Trustees of the Fund who are "interested persons" and all personnel performing research relating to research and investment activities. The Adviser also provides the management and administrative services necessary for the operation of the Fund including supervising relations with the custodian, transfer agent, independent accountants and attorneys. The Adviser also prepares all shareholder communications, maintains the Fund's records, registers the Fund's shares under state and federal laws and does the staff work for the Board of Trustees. Jerome L. Dodson owns all the outstanding stock of the Adviser and, thus, can be considered the "control person" of the Adviser.


              For its services, the Fund, under an Investment Advisory Agreement (the "Agreement") between the Fund and the Adviser, pays the Adviser a fee, computed and payable at the end of each month, at the following annual percentages of each portfolio's average daily net assets: the Balanced Portfolio, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million. For the Fixed-Income Portfolio and the California Tax-Exempt Portfolio, the fee is 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million. Parnassus Investments waived the advisory fee for all portfolios in 1994 and 1995. During 1996, Parnassus Investments received the following sums under the advisory contract from the following portfolios: Balanced Portfolio $47,641; California Tax-Exempt Portfolio $1,433. Advisory fees were waived for the Fixed-Income Portfolio.


              The Agreement provides that the Adviser shall not be liable to the Fund for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. Nothing contained therein shall, however, be construed to protect the Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this agreement.

Portfolio Transactions and Brokerage
------------------------------------

              The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgement, implement the policy of the Fund to achieve "best execution", i.e. prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Fund and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgement in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place specific dollar value on such services or on the portion of commission rates reflecting such services.


              The Agreement provides that to demonstrate that such determinations were in good faith and to show the overall reasonableness of commissions paid, the Adviser shall be prepared to show that commissions paid were: (i) for purposes contemplated by the Agreement; (ii) not allocated or paid for products or services which were readily and customarily available and offered to the public on a commercial basis; and (iii) within a reasonable range as compared to the rates charged by qualified brokers to other institutional investors as such rates may become known from available information. The Fund recognizes in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question. The Adviser is also authorized in the Agreement to consider sales of shares of the Parnassus Funds as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution", as defined above.

              The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Adviser receives for the Fund's brokerage commissions, whether or not useful to the Fund may be useful to the Adviser in managing the accounts of the Adviser's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for research purposes, the Adviser will use its best judgement to make a reasonable allocation of the cost of the product attributable to non-research use.


              The Adviser may also use brokerage commissions to reduce certain expenses of the Fund subject to "best execution." For example, the Adviser may enter into an agreement to have a brokerage firm pay part or all of the Fund's custodian fee since this benefits the Fund's shareholders. Similarly, the Adviser may use brokerage commissions to acquire computer software and hardware (including peripherals) for use with the Fund's transfer agent and fund accounting work if such use benefits fund shareholders by reducing expenses. If a certain piece of equipment is used for both Fund purposes and for non-Fund purposes by the Adviser (e.g. marketing), the Adviser will allocate the cost on a pro rata basis. Recognizing the inherent conflicts in such an allocation process, the Adviser will exercise its best judgement in fairly apportioning the costs.

              In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.


              During 1994, 1995 and 1996, the Balanced Portfolio paid $19,908, $10,983 and $96,786 respectively in brokerage commissions. Of these amounts, the following was paid in conjunction with research services: $19,908 in 1994, $10,983 in 1995 and $41,850 in 1996. Neither the Fixed-Income Portfolio nor the California Tax-Exempt Portfolio paid commissions in 1994, 1995 or 1996 since these portfolios buy their securities on a "net" basis that includes the dealer mark-up.


                                 NET ASSET VALUE


              In determining the net asset value of the Fund's shares, common stocks and bonds that are listed on national securities exchanges are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the New York Stock Exchange (which is currently 4:00 pm New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities traded on the NASD National Market System are also valued at the last recorded sale price as of 4:00 pm New York time. Other unlisted securities are valued at the quoted bid prices in the over-the-counter market. Bonds and other fixed-income securities are valued by a third party pricing service. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value) if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.


                              SHAREHOLDER SERVICES

Systematic Withdrawal Plan
--------------------------

              A Systematic Withdrawal Plan (the "Plan") is available for shareholders having shares of the Fund with a minimum value of $10,000. The plan provides for monthly checks in an amount not less than $100 or quarterly checks in an amount not less than $200.

              Dividends and capital gains distributions on shares held under the Plan are invested in additional full and fractional shares at net asset value. Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

              Furthermore, each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may invest $10,000 or more in a Systematic Withdrawal Plan, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to the purchase of additional shares.

Tax-Sheltered Retirement Plans
------------------------------

              Through  the   Distributor,   retirement   plans  are   available:
Individual  Retirement  Accounts  (IRAs) and Simplified  Employee  Pension Plans
(SEPs). Adoption of such plans should be on advice of legal counsel or tax adviser. Retirement accounts have a minimum initial investment of $500 and each subsequent investment must be at least $50. For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

                                     GENERAL

              The Fund's Declaration of Trust permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Certificates representing shares will not be issued. Instead, each shareholder will receive an annual statement and an additional statement each time there is a transaction in the account. These statements will be evidence of ownership. Upon the Fund's liquidation, all shareholders would share pro rata in the net assets available for distribution to shareholders. If additional classes designated as "Series" were created, shares of each class would be entitled to vote as a class only to the extent required by the Investment Company Act of 1940 or as permitted by the Trustees. Operating expenses will be allocated fairly among the classes, generally on the basis of relative net asset value. This paragraph applies to all three portfolios.

              The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgement thereon. Thus, while Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

              The Declaration of Trust further provides that the Trustees will not be liable for errors of judgement or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


     Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105 has been selected as the Fund's independent auditors.

     Union Bank of California, 475 Sansome Street, San Francisco, California 94111, has been selected as the custodian of the Fund's assets. Shareholder inquiries should be directed to the Fund.

     Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Fund's transfer agent and accounting agent. As transfer agent, Parnassus Investments receives a fee of $2.30 per account per month. As accounting agent, Parnassus Investments receives a fee of $50,000 per year. Jerome L. Dodson, the Fund's President, is the sole stockholder of Parnassus Investments.


Financial Statements
--------------------

            The Fund's Annual Report to shareholders dated December 31, 1996 is expressly incorporated by reference and made a part of this Statement of Additional Information. A copy of the Annual Report which contains the Fund's audited financial statements for the year ending December 31, 1996 may be obtained free of charge by writing or calling the Fund.

                                    APPENDIX
                                    --------

                             CORPORATE BOND RATINGS
                             ----------------------


Moody's Investors Service
-------------------------

              Aaa: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

              Aa: High quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

              A: Upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

              Baa:  Medium-grade  obligations;  neither  highly  protected,  nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

              Ba:  Bonds  which  are  rated Ba are  judged  to have  speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

              B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor's Corporation:
------------------------------

              AAA: Highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates and hence provide the maximum safety on all counts.

              AA: High-grade obligations. In the majority of instances, they differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

              A: Upper-medium grade. They have considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

              BBB: Medium-grade; borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

              BB, B, CCC, CC: Debt rated BB, B, CCC, and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. MOTA indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.


                             MUNICIPAL BOND RATINGS
                             ----------------------

Moody's Investors Service:
--------------------------

              Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

              Aa: Municipal bonds which are rated Aa are judged to be a high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

              A:  Municipal  bonds  which  are rated A  possess  many  favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

              Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

              Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

              Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation
-----------------------------

              AAA: Municipal bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

              AA:   Municipal   bonds  rated  AA  also  qualify  as   high-grade
obligations and, in the majority of instances, differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

              A: Municipal bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but also to some extent, economic conditions.

              BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

              Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch Investor's Service
------------------------

              AAA: Bonds and notes rated AAA are regarded as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

              AA: Bonds and notes rated AA are regarded as high quality obligations. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds and notes with higher ratings.

              A: Bonds and notes rated A are regarded as being of good quality. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds and notes with higher ratings.

              BBB: Bonds and notes rated BBB are regarded as being of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Note: Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. These are refinements more closely reflecting strengths and weaknesses, and are not to be used as trend indicators.

                                     PART C
                                OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

               (a) Financial Statements

                    (i) Selected financial highlights from June 1, 1992 (commencement of operations) through December 31, 1996 appears in Part A.

                    (ii) Audited financial statements as of December 31, 1996 are incorporated by reference. These statements appear in the annual report dated December 31, 1996 and are on file with the Commission. Financial statements include statement of assets and liabilities, statement of operations, statement of changes in net assets, Portfolio of Investments by Industry Classification, notes to financial statements and independent auditors' report.

               (b) Exhibits

                    (1)  Declaration of Trust: on file

                    (2)  By-laws: on file

                    (3)  Not applicable

                    (4)  Not applicable

                    (5)  Investment advisory contract: on file

                    (6)  Distribution agreement and dealer agreement: on file

                    (7)  Not applicable

                    (8)  Custodian agreement: on file

                    (9)  Custodian agreement: on file

                    (10) Opinion and Consent of Counsel: on file

                    (11) Consent of Deloitte & Touche LLP: included

                    (12) Not applicable

                    (13) Investment letters: on file

                    (14) Individual Retirement Account Form: on file; Simplified
                         Employee Pension Plan: on file

                    (15) Not applicable


                    (16) Schedule for computation of each performance quote:
                         on file


Item 25.  Persons Controlled by or under Common Control with Registrant:
          Registrant is not controlled by or under common control with any other person.


Item 26.  Number of Holders of Securities as of March 31, 1997

          Title of Class                          Number of Record Holders
          --------------                          ------------------------
          Balanced Portfolio                               3,278
          Fixed-Income Portfolio                             855
          California Tax-Exempt Portfolio                    304


Item 27.  Indemnification

               Under the provisions of the Fund's Declaration of Trust, the Fund is permitted to indemnify its present or former Trustees, officers, employees and certain other agents against liability incurred in such capacity except that no indemnification may be paid to protect such a person from liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office ("disabling conduct"). Indemnification therefore requires a determination that the indemnitee had not engaged in disabling conduct. The required determination may be made by the final decision of the court or other body before which the proceeding was brought or, lacking such a decision, by the reasonable determination of the Fund's Trustees, based upon a review of the facts that is made by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" nor parties to the proceeding or (b) an independent legal counsel in a written opinion.

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business Connection of Investment Adviser
               Parnassus Investments serves as the investment adviser to the Parnassus Fund and also has individual portfolio clients.

Item 29.  Principal Underwriter:

               (a)  Parnassus   Investments  is  the  distributor  of  both  the
               Parnassus Fund and the Parnassus Income Fund.

               (b) The officers and directors of Parnassus Investments are as follows:

Name and Principal                 Position with            Position with
Business Address                   Distributor              Registrant
----------------                   -----------              ----------

Jerome L. Dodson                   President and            President and
One Market                         Director                 Trustee
Steuart Tower #1600
San Francisco, CA 94105

Howard Fong                        Treasurer                Vice President and
One Market                                                  Treasurer
Steuart Tower #1600
San Francisco, CA 94105

Thao N. Dodson                     Director                 None
One Market
Steuart Tower #1600
San Francisco, CA 94105

Susan Loughridge                   Secretary                None
One Market
Steuart Tower #1600
San Francisco, CA 94105

               (c) None

Item 30. Location of Accounts and Records: All accounts, books and records are in the physical possession of Jerome L. Dodson at Registrant's headquarters at One Market-Steuart Tower #1600, San Francisco, CA 94105 .

Item 31.  Management Services: Discussed in Part A.

Item 32.  Not applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City and County of San Francisco and the State of California on the 28th day of April, 1997.


                                                  The Parnassus Income Fund
                                                       (Registrant)


                                                  By:
                                                       ----------------------
                                                            Jerome L. Dodson
                                                                President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                Title                              Date
---------                -----                              ----


                         Principal Executive
                         Officer and Trustee                April 28, 1997
---------------------
Jerome L. Dodson




                         Trustee                            April 28, 1997
---------------------
Herbert A. Houston




                         Trustee                            April 28, 1997
---------------------
Howard Shapiro




                         Trustee                            April 28, 1997
---------------------
Joan Shapiro




                         Principal Financial
                         and Accounting
---------------------    Officer                            April 28, 1997
Howard Fong

                                List of Exhibits
                                ----------------


Exhibit 11 - Consent of Deloitte & Touche LLP